UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant   ☑
Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

cbdMD, Inc.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

cbdMD, INC.

ADDITIONAL INFORMATION REGARDING THE 2020 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON THURSDAY, APRIL 23, 2020

The following Notice of Change of Location relates to the proxy statement of cbdMD, Inc. (“cbdMD”) dated March 11, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by cbdMD’s board of directors for use at the 2020 annual meeting of shareholders to be held on Thursday, April 23, 2020 at 1:00 p.m. Eastern time. In addition, on April 9, 2020, the Company issued the following press release related to the change to a virtual format.

This supplement to the proxy statement (“Supplement”) is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about April 9, 2020.

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

* * *

cbdMD, INC.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING
A CHANGE OF THE LOCATION OF THE 2020 ANNUAL MEETING OF SHAREHOLDERS

DATE:	APRIL 23, 2020
TIME:	1:00 P.M. LOCAL TIME
LOCATION:	HTTPS://WWW.IPROXYDIRECT.COM/YCBD

THE 2020 ANNUAL MEETING OF SHAREHOLDERS (THE “2020 ANNUAL MEETING”) OF cbdMD, INC. (THE “COMPANY”) WILL STILL BE HELD ON APRIL 23, 2020 AT 1:00 P.M. EASTERN TIME, BUT IN A VIRTUAL MEETING FORMAT ONLY. SHAREHOLDERS MAY ATTEND THE 2020 ANNUAL MEETING BY VISITING  https://www.issuerdirect.com/virtual-event/ycbd .

IN ORDER TO ATTEND THE VIRTUAL 2020 ANNUAL MEETING, SHAREHOLDERS MUST ENTER THE CONTROL NUMBER FOUND ON THEIR PROXY CARD OR VOTING INSTRUCTION FORM WHICH SHAREHOLDERS PREVIOUSLY RECEIVED.

AS DESCRIBED IN THE PROXY MATERIALS FOR THE 2020 ANNUAL MEETING DATED MARCH 11, 2020, ORIGINALLY MAILED TO SHAREHOLDERS ON OR ABOUT MARCH 11, 2020, SHAREHOLDERS OF THE COMPANY ARE ENTITLED TO NOTICE OF, AND TO VOTE AT THE 2020 ANNUAL MEETING, IF THEY WERE A SHAREHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON MARCH 10, 2020, THE RECORD DATE.

SHAREHOLDERS MAY VOTE DURING THE 2020 ANNUAL MEETING BY FOLLOWING THE INSTRUCTIONS AVAILABLE ON THE MEETING WEBSITE, HTTPS://WWW.IPROXYDIRECT.COM/YCBD, DURING THE MEETING. WHETHER OR NOT SHAREHOLDERS PLAN TO VIRTUALLY ATTEND THE 2020 ANNUAL MEETING, THE COMPANY URGES SHAREHOLDERS TO VOTE AND SUBMIT THEIR PROXY IN ADVANCE OF THE MEETING BY ONE OF THE METHODS DESCRIBED IN THE PROXY MATERIALS FOR THE 2020 ANNUAL MEETING. THE PROXY CARD INCLUDED WITH THE PROXY MATERIALS PREVIOUSLY DISTRIBUTED WILL NOT BE UPDATED TO REFLECT THE CHANGE IN LOCATION AND MAY CONTINUE TO BE USED TO VOTE SHAREHOLDERS’ SHARES IN CONNECTION WITH THE 2020 ANNUAL MEETING. IF YOU HOLD YOUR SHARES IN A BROKERAGE ACCOUNT IN YOUR BROKER’S OR ANOTHER NOMINEE’S NAME (HELD IN “STREET NAME”), YOU ARE A BENEFICIAL OWNER AND YOU SHOULD FOLLOW THE VOTING DIRECTIONS PROVIDED BY YOUR BROKER OR NOMINEE.

IF YOU WANT TO RECEIVE A PAPER COPY OF THE PROXY MATERIALS YOU MUST REQUEST ONE. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST BEFORE APRIL 16, 2020.

PLEASE NOTE - THIS IS NOT A PROXY CARD - YOU CANNOT VOTE BY RETURNING THIS CARD

FOR IMMEDIATE RELEASE:

cbdMD, Inc. Changes its 2020 Annual Meeting of Shareholders to a Virtual Format

CHARLOTTE, NC – April 9, 2020. cbdMD, Inc. (NYSE: YCBD, YCBD PR A) today announced that the location of its 2020 annual meeting of shareholders will be changed from an in person meeting to a virtual format. The 2020 annual meeting of shareholders, which was previously announced in cbdMD’s Notice of 2020 Annual Meeting of Shareholders and Proxy Statement and filed with the Securities and Exchange Commission (“SEC”) on March 11, 2020, and originally mailed to shareholders on or about March 11, 2020, will still be held on April 23, 2020 beginning at 1:00 p.m. Eastern time, but in a virtual meeting format only, available at https://www.issuerdirect.com/virtual-event/ycbd. Due to the emerging public health impact of the Covid-19 pandemic, the “stay at home” order issued on March 27, 2020 by the Governor of the State of North Carolina where cbdMD’s offices are located, and to support the health and well-being of cbdMD’s employees, shareholders, and partners, cbdMD has decided to hold the 2020 annual meeting of shareholders in a virtual meeting format only. Shareholders will not be able to attend the 2020 annual meeting physically. In order to attend the virtual annual meeting, shareholders must enter the control number found on their proxy card or voting instruction form which shareholders previously received.

As described in the proxy materials for the 2020 annual meeting dated March 11, 2020, shareholders are entitled to notice of, and to vote at the annual meeting, if they were a shareholder of record as of the close of business on March 10, 2020, the record date. Shareholders may vote during the 2020 annual meeting by following the instructions available on the meeting website, https://www.iproxydirect.com/ycbd, during the meeting. Whether or not shareholders plan to virtually attend the 2020 annual meeting, cbdMD urges shareholders to vote and submit their proxy in advance of the meeting by one of the methods described in the proxy materials for the annual meeting. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote shareholders’ shares in connection with the 2020 annual meeting. If you hold your shares in a brokerage account in your broker’s or another nominee’s name (held in “street name”), you are a beneficial owner and you should follow the voting directions provided by your broker or nominee.

To access cbdMD’s Notice of 2020 Annual Meeting of Shareholder and Proxy Statement as filed with the SEC on March 11, 2020 online, please visit the SEC’s website at www.sec.gov.

About cbdMD, Inc.

cbdMD, Inc. (NYSE American: YCBD and NYSE American: YCBD PR A) owns and operates the nationally recognized consumer cannabidiol (CBD) brand cdbMD, whose current products include CBD gummies, CBD tinctures, CBD topical, CBD bath bombs, CBD oils and CBD pet products. cbdMD, Inc. is a nationally recognized consumer cannabidiol (CBD) brand whose current products include CBD tinctures, CBD gummies, CBD topicals, CBD bath bombs, and CBD pet products. cbdMD is also the proud partner with the Big 3 Basketball League, Barstool Sports, Bellator MMA (a subsidiary of Viacom: NASDAQ:VIA), Life Time Fitness and Nitro Circus. To learn more about cbdMD, Inc. and our comprehensive line of over 100 SKU’s of U.S. produced, THC-free CBD products, please visit: www.cbdmd.com or follow cbdMD on Instagram and Facebook or visit one of the over 4,000 retail outlets that carry cbdMD products.

Forward looking statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "may," "estimate," "continue," "anticipate," "intend," "should," "plan," "could," "target," "potential," "is likely," "will," "expect" and similar expressions, as they relate to us, are intended to identify forward-looking statements. cbdMD, Inc. has based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. Some or all of the results anticipated by these forward-looking statements are unknown at this time. Further information on cbdMD’s risk factors is contained in Annual Report on Form 10-K for the year ended September 30, 2019, as amended, and its other filings with the SEC. Any forward-looking statement made by us herein speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. cbdMD, Inc. undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. The information which appears on our websites and our social media platforms, including, but not limited to, Instagram and Facebook, is not part of this press release.

 Contact:
Investors:
John Weston
Director of Investor Relations
john.weston@cbdmd.com
704-249-9515

cbdMD, INC.	CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders
DATE:	thursday, april 23, 2020
TIME:	1:00 p.m. local time
LOCATION:	8845 red oak boulevard, charlotte, nc 28217

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/ycbd and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/ycbd

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before april 9, 2020.

you may enter your voting instructions at https://www.iproxydirect.com /ycbd until 11:59 pm eastern time april 22, 2020.

The purposes of this meeting are as follows:
1. the election of six directors;

2. the ratification of the appointment of Cherry Bekaert llp as our independent registered public firm; and

3. any other business as may properly come before the meeting.

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on march 10, 2020 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

cbdMD, Inc. SHAREHOLDER SERVICES 1Glenwood Avenue Suite 1001 Raleigh NC 27603	FIRST-CLASS MAIL US POSTAGE PAID RALEIGH NC PERMIT # 870

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT